SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                     Form 8K

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                                 August 14,2002
                                 --------------
                                 Date of Report

                            RMED International, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

Colorado                               0-14696                      84-0898302
--------                               -------                      ----------
(State of Incorporation)        (Commission File Number)        (I.R.S. Employer
                                                                 Identification)

                              675 Industrial Blvd.
                                 Delta, CO 81416
                                 ---------------
                          (Address of Principal Office)

                                 (970) 874-7536
                                 --------------
                         (Registrant's Telephone Number)


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Item 7 - FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      99.1  Certificate of Chief Executive Officer

      99.2  Certificate of Chief Financial Officer

Item 9 - REGULATION FD DISCLOSURE

      In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 5, 2002, RMED International, Inc. filed as correspondence the transmittal letter and certification Exhibits 99.1 and 99.2.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be undersigned hereunto duly authorized.

                                             RMED International, Inc.
                                             ------------------------
                                             (Registrant)

August 14, 2002                          By: /s/ Stu Brown
---------------                              -------------
    (Date)                                   Stu Brown, Corporate Vice President
                                             and Chief Financial Officer


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